SUPPLEMENT TO THE PROSPECTUSES
OF
WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
For the Wells Fargo Advantage Strategic Municipal Bond Fund
(the "Fund")

The following is added in the sections entitled "Principal Investment Strategies" contained in both the Fund Summaries and The Funds sections:

While we may purchase securities of any maturity or duration, under normal circumstances, we expect the Fund's overall dollar-weighted average effective duration to be 6 years or less.

In the statutory prospectus section entitled "Additional Performance Information", the following index description is added:

Barclays Short-Intermediate Municipal Bond Index:  The Barclays Short-Intermediate Municipal Bond Index is the 1-10 year component of the Barclays Municipal Bond Index.

The following additional benchmark information is added to the table entitled "Average Annual Total Returns for the periods ended 12/31/2011" contained in the summary section for the Fund:

	1 Year	5 Year	10 Year
Barclays Short-Intermediate Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)[1]	6.76%	5.20%	4.60%
1.	Effective immediately, the Fund changed its benchmark from the Barclays Municipal Bond Index to the Barclays Short-Intermediate Municipal Bond Index to better align with its duration range.
May 23, 2013	MIR053/P1101SP